UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       May 18, 2005

ZENITH NATIONAL INSURANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9627	95-2702776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Califa Street, Woodland Hills, CA		91367-5021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (818) 713-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported, the Board of Directors (the “Board”) of Zenith National Insurance Corp. (the “Registrant”) took certain actions on February 10, 2005 with respect to the annual compensation of Non-employee Directors.  One of the actions taken was the addition of annual awards to Non-employee Directors of 1,500 shares of Restricted Common Stock to vest 500 shares per year over three years, so long as the recipient remained a Director.  However, such action was subject to Stockholders’ approval since such awards could be made under the Registrant’s 2004 Restricted Stock Plan, only if the plan were amended.  Such amendment requires Stockholders’ approval.

At the Annual Meeting of Stockholders on May 18, 2005, Stockholders of the Registrant approved the Amended and Restated 2004 Restricted Stock Plan.  A copy of the Amended and Restated 2004 Restricted Stock Plan is attached to this current report as Exhibit 10.1 and is incorporated herein by reference.

Annual awards of shares of Restricted Common Stock may now be made to Non-employee Directors in the manner previously reported and as summarized above.  Such awards will be made pursuant to an agreement between the Registrant and the Non-employee Director recipient.  The form of agreement, which is attached to this current report as Exhibit 10.2 and incorporated herein by reference, will be executed between the Registrant and the Non-employee Director recipient upon award of shares of Restricted Common Stock.

Finally, with respect to awards to employees, such awards will be made pursuant to an agreement between the Registrant and the employee recipient.  The form of agreement, which is attached to this current report as Exhibit 10.3 and incorporated herein by reference, will be executed between the Registrant and the employee recipient upon award of shares of Restricted Common Stock.  The difference between this form of agreement and the form of agreement previously executed between the Registrant and employee recipients upon awards of shares of Restricted Common Stock is that this form of agreement references the Amended and Restated 2004 Restricted Stock Plan.

Item 9.01.  Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

The following exhibits are filed as part of this report:

Number	Exhibit
10.1	Zenith National Insurance Corp. Amended and Restated 2004 Restricted Stock Plan (As of February 11, 2005)

10.2	Zenith National Insurance Corp. Amended and Restated 2004 Restricted Stock Plan Restricted Stock Award Agreement For Non-employee Directors

10.3	Zenith National Insurance Corp. Amended and Restated 2004 Restricted Stock Plan Restricted Stock Award Agreement For Employees

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

Dated:	May 18, 2005	By:	/s/ William J. Owen
			Name:	William J. Owen
			Title:	Senior Vice President and Chief Financial Officer

Index to Exhibits

Number	Exhibit
10.1	Zenith National Insurance Corp. Amended and Restated 2004 Restricted Stock Plan (As of February 11, 2005)

10.2	Zenith National Insurance Corp. Amended and Restated 2004 Restricted Stock Plan Restricted Stock Award Agreement For Non-employee Directors

10.3	Zenith National Insurance Corp. Amended and Restated 2004 Restricted Stock Plan Restricted Stock Award Agreement For Employees